Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-128699

333-151910

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated February 2, 2009 to the

Intelligent Life VUL Prospectus

dated May 1, 2008 and the

Intelligent Life Survivorship VUL Prospectus

dated September 29, 2008

This supplement amends certain disclosure in the above-referenced prospectuses for the policies with the same names. All other provisions of your policy remain as stated in your policy and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

On page 12 under “DELAY IN ALLOCATIONS,” the last sentence is replaced by the following:

For the limited purpose of allocating Policy Value following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins two days after we mail your Policy.

This change is due to implementation of a new more efficient mailing process.